Securities Act Registration No. 333-30470
                                       Investment Company Act Reg. No. 811-09815

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No.__                       [ ]


                       Post-Effective Amendment No. 12                       |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|

                              Amendment No. 15                               |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------


                               THE ARBITRAGE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                41 Madison Avenue
                                   28th Floor
                            New York, New York 10010
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 259-2655
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                     Copy to:
John S. Orrico                                       Richard L. Teigen
Water Island Capital, LLC                            Foley & Lardner LLP
41 Madison Avenue                                    777 East Wisconsin Avenue
28th Floor                                           Milwaukee, Wisconsin  53202
New York, New York  10010
---------------------------------------
(Name and Address of Agent for Service)


It is proposed that this filing become effective (check appropriate box):

         [ ]      immediately upon filing pursuant to paragraph (b)

         [ ]      on (date) pursuant to paragraph (b)

         [ ]      60 days after filing pursuant to paragraph (a) (1)

         [ ]      on (date) pursuant to paragraph (a) (1)

         |X|      75 days after filing pursuant to paragraph (a) (2)

         [ ]      on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of The Arbitrage Funds, the registrant, is being filed to add The Arbitrage Event Driven Fund, a new series of the registrant.

                                 [LOGO OMITTED]
                              THE ARBITRAGE FUNDS

                               THE ARBITRAGE FUND

                         CLASS R (NASDAQ SYMBOL: ARBFX)
                         CLASS I (NASDAQ SYMBOL: ARBNX)

                        THE ARBITRAGE EVENT DRIVEN FUND

                        CLASS R (NASDAQ SYMBOL: ______)
                        CLASS I (NASDAQ SYMBOL: ______)

                         41 Madison Avenue, 28th Floor
                            New York, New York 10010

                                   PROSPECTUS
                                OCTOBER 1, 2010

    The Arbitrage Funds currently offers two fund series to investors -- The Arbitrage Fund and The Arbitrage Event Driven Fund, both of which have two classes of shares, Class R and Class I. The Classes differ only in their ongoing fees and investment eligibility requirements.

    The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage. The Arbitrage Event Driven Fund seeks to achieve capital growth by investing in securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations or other special situations. The investment adviser to the
       Funds is Water Island Capital, LLC, 41 Madison Avenue, 28th Floor
                           New York, New York 10010.

This Prospectus has the information about the Funds that you should know before investing. Please read it carefully and keep it with your investment records.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                             TABLE OF CONTENTS

SUMMARY SECTION .............................................................  3

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND
EXPENSES AND DIVIDENDS ON SHORT POSITIONS ...................................  9

INVESTMENT OBJECTIVE, POLICIES AND RISKS ....................................  9

THE ADVISER ................................................................. 13

DISTRIBUTION ARRANGEMENTS ................................................... 14

NET ASSET VALUE ............................................................. 14

HOW TO PURCHASE SHARES ...................................................... 15

REDEMPTIONS ................................................................. 17

EXCHANGING SHARES ...........................................................

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS ..................................... 20

FINANCIAL HIGHLIGHTS ........................................................ 22

SUMMARY SECTION
--------------------------------------------------------------------------------

THE ARBITRAGE FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                               Class R Shares       Class I Shares
                                               --------------       --------------
Sales Charge (Load) Imposed on Purchases ....       None                None
Deferred Sales Charge (Load) ................       None                None
Sales Charge (Load) Imposed on
  Reinvested Dividends ......................       None                None
Redemption Fee (as a percentage of amount
  redeemed within 30 days of purchase) ......         2%                  2%
Exchange Fee (as a percentage of
  amount exchanged within 30 days of purchase)        2%                  2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                      Class R Shares       Class I Shares
                                                      --------------       --------------
Management Fees .....................................       1.25%               1.25%
Distribution and/or Service (12b-1) Fees ............       0.25%                None
Other Expenses ......................................           %                   %
  Dividend and Interest Expense on Short Positions ..           %                   %
  All Remaining Other Expenses ......................           %                   %
  Acquired Fund Fees and Expenses(1) ................           %                   %
                                                           ------              ------
Total Annual Fund Operating Expenses(2) .............           %                   %
Fee Waiver and/or Expense Reimbursement(2) ..........     (     %)            (     %)
Total Annual Fund Operating Expenses
   After Fee Waiver and/or Expense Reimbursement(2) .           %                   %
                                                           ======              ======

(1) The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in the expense table will differ from that presented in the financial highlights.

(2) The Fund has entered into an Expense Waiver and Reimbursement Agreement so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares and 1.44% of the Fund's average daily net assets allocable to the Class I shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in writing.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses are equal to the Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first five years and the Total Annual Operating Expenses for the remaining five years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 Year    3 Years    5 Years    10 Years
                       ----------------------------------------
   Class R Shares         $         $          $         $
   Class I Shares         $         $          $         $

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was ______% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In attempting to achieve its objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The Fund's investment adviser
(Adviser) uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

PRINCIPAL RISKS

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

o Merger Arbitrage Risks: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

o HIGH PORTFOLIO TURNOVER RISKS: The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

o SHORT SALE/PUT AND CALL OPTIONS RISKS: The Fund may engage in various hedging practices, which by definition entail substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

o FOREIGN INVESTMENT RISKS: While the Fund attempts to hedge its foreign currency risk, the Fund's investments in foreign securities may be affected to a large degree by fluctuations in currency exchange rates. Its investments in foreign securities may also be affected to a large degree by political or economic conditions in a particular country.

ANNUAL TOTAL RETURNS

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

PERFORMANCE OF CLASS R SHARES

                              [BAR GRAPH OMITTED]


   8.95%   9.27%   15.18%   0.57%   -0.24%   5.87%   7.14%  -0.63%
   2001    2002     2003    2004     2005    2006    2007    2008    2009


During the period shown in the bar chart, the highest return for a quarter was ____% during the quarter ended _________________ and the lowest return for a quarter was ______% during the quarter ended _________________.

The year-to-date return of the Fund's Class R shares through June 30, 2010 is _____%.

The performance of Class I shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

The table on the next page shows how the Fund's average annual total returns for Class R shares and Class I shares compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only and after-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

                                        One      Five       Since
                                        Year     Years    Inception*
                                        ----     -----    ----------
THE ARBITRAGE FUND
     Class R Return Before Taxes ......     %        %           %
     Class R Return After Taxes
       on Distributions ...............     %        %           %
     Class R Return After Taxes
       on Distributions and Sale
       of Fund Shares .................     %        %           %
     Class I Return Before Taxes ......     %        %           %
STANDARD & POOR'S 500 INDEX
  (reflects no deduction for fees,
  expenses, or taxes) .................     %        %           %

* The inception date for Class R shares is September 18, 2000, and the inception date for Class I shares is October 17, 2003. The "Since Inception" return reflected for the Standard & Poor's 500 Index is based on the inception date for Class R shares.

INVESTMENT ADVISER

Water Island Capital, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John S. Orrico, President and Trustee of the Fund, has been a portfolio manager of the Fund since January 2000. Todd W. Munn, Portfolio Manger of the Fund, has been a portfolio manager of the Fund since January 2005. Roger P. Foltynowicz, Portfolio Manger of the Fund, has been a portfolio manager of the Fund since January 2005.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INVESTMENT AMOUNTS CLASS R SHARES -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments.

MINIMUM INVESTMENT AMOUNTS CLASS I SHARES -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments.

You may conduct transactions by mail (The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, 430 West 7th Street,

Kansas City, Missouri 64105), or by telephone at 1-800-295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 8:00 p.m. Eastern Time for purchase, exchange or redemption orders.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

THE ARBITRAGE EVENT DRIVEN FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                             Class R Shares       Class I Shares
                                             --------------       --------------
Sales Charge (Load) Imposed on Purchases ....     None               None
Deferred Sales Charge (Load) ................     None               None
Sales Charge (Load) Imposed on
   Reinvested Dividends .....................     None               None
Redemption Fee (as a percentage of amount
   redeemed within 30 days of purchase) .....       2%                 2%
Exchange Fee (as a percentage of
  amount exchanged within 30 days of purchase)      2%                 2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                Class R Shares       Class I Shares
                                                --------------       --------------
Management Fees ................................     1.25%               1.25%
Distribution and/or Service (12b-1) Fees .......     0.25%                None
Other Expenses(1) ..............................         %                  %
   Dividend and Interest on Short Positions ....         %                  %
   All Remaining other Expenses ................         %                  %
                                                    ------              ------
Total Annual Fund Operating Expenses(2) ........         %                  %
Fee Waiver and/or Expense Reimbursement(2) .....     (   %)             (   %)
Total Annual Fund Operating Expenses
  After Fee Waiver and/or Expense Reimbursement          %                  %
                                                    ======              ======

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) The Fund has entered into an Expense Waiver and Reimbursement Agreement so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares and 1.44% of the Fund's average daily net assets allocable to the Class I shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in writing.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first five years and the Total Annual Fund Operating Expenses for the remaining five years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 Year   3 Years   5 Years   10 Years
                        -------------------------------------
Class R Shares             $        $         $         $
Class I Shares             $        $         $         $

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities ( or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations. The Fund may invest in both U.S. and non-U.S. securities.

In order to achieve its investment objective, the Fund may utilize investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage in order to profit from event-driven opportunities. These investment strategies are described more fully below.

MERGER ARBITRAGE: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund's investment adviser (Adviser) may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short.

CONVERTIBLE ARBITRAGE: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CAPITAL STRUCTURE ARBITRAGE: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

PRINCIPAL RISKS

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The following is a summary description of certain risks of investing in the Fund.

MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

CONVERTIBLE SECURITY RISKS: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer's operating results, financial statements and credit ratings.

SHORT SALE RISKS: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

DEBT RISKS: The Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities, also known as "junk bonds". Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. Consequently, an economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities.

INTEREST RATE RISKS: Prices of senior loans, bonds and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund's share price. Although the Advisor closely monitors the Fund's duration, the longer the Fund's effective maturity and duration, the more its share price is likely to react to interest rates.

FOREIGN SECURITIES RISKS: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

HIGH PORTFOLIO TURNOVER RISKS: The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

PERFORMANCE INFORMATION

Performance information for the Fund will be provided once it has annual returns for a full calendar year. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

INVESTMENT ADVISER

Water Island Capital, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John S. Orrico, Gregory Loprete, Todd W. Munn and Roger P. Foltynowicz have been the portfolio managers of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INVESTMENT AMOUNTS CLASS R SHARES -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments.

MINIMUM INVESTMENT AMOUNTS CLASS I SHARES -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments.

You may conduct transactions by mail (The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at 1-800-295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 8:00 p.m. Eastern Time for purchase, exchange or redemption orders.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND EXPENSES AND DIVIDENDS ON SHORT POSITIONS
--------------------------------------------------------------------------------
When a Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. A Fund is obligated to pay any dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by a Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions. Dividends, whether earned by a Fund on long positions, or paid by a Fund on short positions, are taken into account by the Adviser when calculating the return potential of merger arbitrage investments.

THE ARBITRAGE FUND

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Fund's total annual operating expenses (expenses that are deducted from Fund assets) were as set forth below. Please refer to the table in the Fund's "Fees and Expenses" discussion on page 4 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions, and see the accompanying footnotes for details relating to the Expense Waiver and Reimbursement Agreement and Acquired Fund Fees and Expenses.

                                                Class R Shares       Class I Shares
                                                --------------       --------------
Management Fees ...............................      1.25%               1.25%
Distribution and/or Service (12b-1) Fees ......      0.25%               None
Other Expenses ................................          %                    %
                                                    ------               ------
Total Annual Fund Operating Expenses,
      Excluding Effect of Dividend and Interest
      Expense on Short Positions ..............          %                    %
Less Fee Waivers ..............................        ( %)                 ( %)
Net Expenses, Excluding Effect of Dividend and
      Interest Expense on Short Positions .....          %                    %
                                                    ======               ======

THE ARBITRAGE EVENT DRIVEN FUND

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Event Driven Fund's total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund's "Fees and Expenses" discussion on page 8 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions, and see the accompanying footnotes for details relating to the Expense Waiver and Reimbursement Agreement and Acquired Fund Fees and Expenses.

                                                Class R Shares       Class I Shares
                                                --------------       --------------
Management Fees ................................     1.25%               1.25%
Distribution and/or Service (12b-1) Fees .......     0.25%               None
Other Expenses .................................         %                    %
                                                    ------               ------
Total Annual Fund Operating Expenses,
      Excluding Effect of Dividend and Interest
      Expense on Short Positions ...............         %                    %
Less Fee Waivers ...............................       ( %)                 ( %)
Net Expenses, Excluding Effect of Dividend and
      Interest Expense on Short Positions ......         %                    %
                                                    ======                =====

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage.

The Arbitrage Event Driven Fund seeks to achieve capital growth by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

Each of the Funds may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

THE ARBITRAGE FUND

To achieve its investment objective, the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations and other types of corporate reorganizations (all referred to as "corporate reorganizations"). Equity securities include common and preferred stock.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations.The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.


The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough for the Fund to make new investments for its own portfolio. The Adviser expects the Fund's assets to be diversified in various industries; however if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation's return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies, as discussed below.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The principal hedging strategies that the Fund employs are short selling and engaging in put and call options.

SHORT SALES: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The

Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

                              PUT AND CALL OPTIONS
                                  (Definition)

 A short-term contract that gives the purchaser of the option the right to sell
   (put) or buy (call) the underlying security at any time before the option expires in return for a premium.

PUT AND CALL OPTIONS: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund's net assets to option strategies.

THE ARBITRAGE EVENT DRIVEN FUND

To achieve its investment objective, the Fund invests in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations. In order to achieve its investment objective, the Fund may employ investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage. The Fund may invest in both U.S. and non-U.S. securities.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund's investment adviser (Adviser) may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

The Fund continuously monitors its investments and evaluates each investment's risk/return profile, not only for each investment by itself, but also in the context of the Fund's overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk adjusted opportunities available.

The Adviser expects the Fund's assets to be diversified in various industries; however if, for example, a large percentage of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

NON-PRINCIPAL INVESTMENT STRATEGIES
The non-principal investment strategies that the Funds employ are described more fully below.

PUT AND CALL OPTIONS (THE ARBITRAGE EVENT DRIVEN FUND ONLY): The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the The Arbitrage Event Driven Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

LEVERAGE (THE ARBITRAGE EVENT DRIVEN FUND ONLY): Each Fund may borrow from banks to increase its portfolio holdings of securities. Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).

TEMPORARY INVESTMENTS: Each Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, a Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent a Fund invests in these temporary investments, the Fund will not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.


PRINCIPAL INVESTMENT RISKS

The principal investment risks of investing in the Funds are described below:

Merger Arbitrage Risks (The Arbitrage Fund and The Arbitrage Event Driven Fund):
The principal risk associated with each Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Convertible Security Risks (The Arbitrage Event Driven Fund only): Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer's operating results, financial statements and credit ratings.

Short Sale Risks (The Arbitrage Fund and The Arbitrage Event Driven Fund): A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that a Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund's investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of a Fund. Short positions introduce more risk to a Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Put and Call Options Risks (The Arbitrage Fund only): options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include:

o possible imperfect correlation between the price movements of the option and the underlying security,
o the potential lack of a liquid secondary market at any particular time, and
o possible price fluctuation limits.

Debt Risks (The Arbitrage Event Driven Fund only): The Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities, also known as "junk bonds". Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. Consequently, an economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities.

Interest Rate Risks (The Arbitrage Event Driven Fund only): Prices of senior loans, bonds and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund's share price. Although the Advisor closely monitors the Fund's duration, the longer the Fund's effective maturity and duration, the more its share price is likely to react to interest rates.

Foreign Securities Risks (The Arbitrage Fund and The Arbitrage Event Driven
Fund): The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by a Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect a Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

High Portfolio Turnover Risks (The Arbitrage Fund and The Arbitrage Event Driven
Fund): The Funds' investment strategies may result in high turnover rates. This may increase a Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

NON-PRINCIPAL INVESTMENT RISKS
The non-principal risks of investing in the Funds are as follows:

DERIVATIVES RISKS: In general, a derivative contract typically involves leverage (namely, it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. A risk of a Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

COUNTERPARTY RISKS: The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.

ILLIQUID INVESTMENTS RISKS: A Fund may experience difficulty in selling illiquid investments in a timely manner at the price it believes the investments are worth.

SECURITIES LENDING RISKS: In order to generate additional income, a Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the applicable Fund any dividends or interest paid on such securities. Loans are subject to termination by the applicable Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

LEVERAGE RISKS: If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should a Fund employ leverage, the Fund's net asset value will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.

OPTION RISKS (THE ARBITRAGE EVENT DRIVEN FUND ONLY): Option transactions in which the Fund may engage involve the specific risks described below:

o the writer of an option may be assigned an exercise at any time during the option period;

o disruptions in the markets for underlying instruments could result in losses for options investors;

o imperfect or no correlation between the option and the securities being hedged;

o    the insolvency of a broker could present risks for the broker's customers;
     and

o    market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

Each Fund's top ten portfolio holdings in order of position size are published quarterly, with a 15-day lag, at http://www.thearbfund.com. Additional information about a Fund's Portfolio Holdings and Disclosure Policy is included within the Funds' Statement of Additional Information.

THE ADVISER

Water Island Capital, LLC, 41 Madison Avenue, 28th Floor, New York, New York 10010, a registered investment adviser, is the Funds' investment adviser. Subject to the authority of the Funds' Board of Trustees, the Adviser is responsible for the overall management of each Fund's business affairs. Each Fund pays an annual fee that varies based on the amount of the Fund's net assets. Specifically, each Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. The fee paid by The Arbitrage Fund for the fiscal year ending May 31, 2010 was 1.25% .

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser for The Arbitrage Fund is available in the Funds' latest annual report to shareholders for the period ended May 31, 2010. A discussion regarding the basis for the Board of Trustees approving the investment advisory with the Adviser for the The Arbitrage Event Driven Fund will be available in the Fund's semi-annual report to shareholders for the period ending November 30, 2010.

The Adviser has entered into an Expense Waiver and Reimbursement Agreement with The Arbitrage Fund, which requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual operating expenses of the Fund, exclusive of interest, taxes, dividends on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed the annual rate of 1.69% of the Fund's average daily net assets allocable to Class R Shares and 1.44% of the Fund's average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2015.

The Adviser has entered into an Expense Waiver and Reimbursement Agreement for The Arbitrage Event Driven Fund, which requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual operating expenses of the Fund, exclusive of interest, taxes, dividends on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed the annual rate of 1.69% of the Fund's average daily net assets allocable to Class R Shares and 1.44% of the Fund's average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2015.

Each of the Expense Waiver and Reimbursement Agreements permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing a Fund's total annual operating expenses to exceed the applicable expense cap.

John S. Orrico, CFA, Todd W. Munn and Roger P. Foltynowicz are portfolio managers for The Arbitrage Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

John S. Orrico, CFA, Gregory Loprete, Todd W. Munn and Roger P. Foltynowicz are portfolio managers for the The Arbitrage Event Driven Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

Mr. Orrico serves as President of the Adviser and also serves as the President and a Trustee of the Fund. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelors degree from Georgetown University in 1982 -- with a double major in Finance and International Management. He became a Chartered Financial Analyst in 1988.

Prior to becoming a portfolio manager of the Fund, Mr. Munn was a senior equity analyst for the Fund. Mr. Munn received a Master of Business Administration degree from Fordham Graduate School of Business in 2003 and a Bachelors degree from Gettysburg College in 1993 -- with a double major in Finance and Accounting.

Prior to becoming a portfolio manager of the Fund, Mr. Foltynowicz was a senior equity analyst for the Fund. Mr. Foltynowicz received a Master of Science degree from Pace University in 2006 -- with a major in Investment Management -- and a Bachelors degree from Presbyterian College in 1999 -- with a major in Business Administration.

Gregory Loprete joined Water Island Capital in 2009 and currently serves as co-portfolio manager of The Arbitrage Event Driven Fund. He is primarily responsible for management of the firm's convertible and fixed income investments. Prior to joining Water Island Capital, Mr. Loprete worked at Keefe, Bruyette & Woods as a Convertible and Preferred Trader where he evaluated, implemented and managed convertible and capital structure investments. From 2007-2008, Mr. Loprete was a Director in the Convertible Arbitrage Group at Ramius Capital Group, LLC. At Ramius Mr. Loprete served as co-manager and trader for the firm's US Convertible Arbitrage Portfolio. From 2003 to 2007, Mr. Loprete was a Senior Convertible Analyst and Convertible Banking Liaison at SG Cowen & Company. Mr. Loprete received an M.B.A. in Finance from New York University and a B.A. in English Literature with a minor in Economics from the University of Delaware.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds he manages.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTOR

SEI Investments Distribution Co. serves as principal underwriter for the Funds and as such, is the exclusive agent for the distribution of shares of the Funds.

DISTRIBUTION PLAN

Each Fund has adopted a Rule 12b-1 plan for Class R shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class R shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund's average daily net assets allocable to Class R shares. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of each Class of shares of a Fund will be determined on each day the New York Stock Exchange is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m., Eastern time).

Each Fund generally values portfolio securities at market value. If market quotations are not available or reliable, a Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
ELIGIBLE PURCHASES

Effective as of 4:00 PM ET July 19, 2010, the Class R shares and the Class I shares of The Arbitrage Fund are closed to new investors, except as described below. The Fund reserves the right, at any time, to re-open to new investors or to modify the extent to which future sales of shares are limited.

As of the close date, new accounts may continue to be established under the following circumstances: (1) a financial advisor, registered investment adviser, or financial intermediary whose clients have established accounts in the Fund as of July 19, 2010 may continue to open new accounts in the Fund for any of its new or existing clients; (2) a firm directing discretionary or non-discretionary "model" business whose clients have established accounts in the Fund as of July 19, 2010 may continue to open new accounts in the Fund for any of its new or existing clients; (3) existing or new participants in employee benefit plans such as 401(k) retirement plans that have listed the Fund as an investment option as of July 19, 2010 may continue to open new accounts in the Fund through such benefit plan; and (4) Trustees and family members of the Fund's Board of Trustees and Adviser employees and family members may continue to open new accounts in the Fund. The Fund, in its sole discretion, may permit the establishment of new accounts under circumstances not identified above, and may reject any purchase order or rescind any exception listed above.

CHOOSING A SHARE CLASS

Each Fund offers two classes of shares, Class R and Class I. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below). Class R shares are subject to an annual 12b-1 fee of up to 0.25% of a Fund's average daily net assets allocable to Class R shares, whereas Class I shares are not subject to any 12b-1 fees.

Class I shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement (subject to waiver, as discussed below) with respect to Class I shares.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R shares, you may convert your Class R shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

Each Fund is a no-load Fund. This means that shares (Class R and Class I) may be purchased without the imposition of any sales charge. Shares of a Fund are available for purchase from the Fund every day the NYSE is open for business, at the net asset value next calculated after receipt of the purchase request in good order. Each Fund mails you confirmations of all purchases or redemptions of Fund shares.

MINIMUM INVESTMENT AMOUNTS

CLASS R SHARES* -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments.

CLASS I SHARES* -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments.

* Each Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for both the Class R and Class I shares. The Adviser, though granted sole discretion by each Fund, has committed to consult the Fund's Chief Compliance Officer prior to authorizing any such waivers.

     Additionally, there will be no investment minimums for either share class for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans;
     (2) fee-based advisory or "wrap" programs; (3) mutual fund supermarkets or platforms such as those maintained by Schwab, Fidelity, TD Ameritrade or other broker-dealers; (4) consulting firms; and (5) trust companies.


Shares of each Fund are offered on a continuous basis. Each Fund reserves the right, in its sole discretion, to reject any application to purchase shares. Purchase orders will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check, together with the name(s) on the account and the account number, to the address below. You should make all checks payable to "The Arbitrage Funds." The Funds

GOOD ORDER:

When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

o the name of the applicable Fund
o the dollar amount of shares to be purchased
o the name(s) on the account and the account number
o check payable to THE ARBITRAGE FUNDS
do not accept cash, credit cards, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

NOTE: You will be charged a $25.00 fee against your account, in addition to any loss sustained by a Fund, for any payment check returned for insufficient funds.

WHEN ORDERS ARE PROCESSED

All shares will be purchased at the net asset value per share next determined after a Fund receives your purchase request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

PURCHASE BY MAIL

You may purchase shares of each Fund by sending your request to DST Systems, Inc. (the "Transfer Agent") at one of the following addresses:

         REGULAR MAIL                      EXPRESS/OVERNIGHT MAIL
         The Arbitrage Funds               The Arbitrage Funds
         c/o DST Systems, Inc.             c/o DST Systems, Inc.
         P.O. Box 219842                   430 W. 7th St.
         Kansas City, MO 64121-9842        Kansas City, MO 64105

PURCHASE THROUGH BROKERS

You may use your broker, dealer, financial institution or other servicing agent to purchase shares of a Fund if the servicing agent has an agreement with the Fund's distributor. Please note that such agents may charge additional fees for their services. Depending on your servicing agent's arrangements with a Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class" above for more information or contact your servicing agent. You should also note that your servicing agent may become a record shareholder of a Fund requiring all purchase and redemption requests to be sent through your servicing agent. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Certain servicing agents may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of a Fund through such companies. The Adviser or a Fund may pay fees to these servicing agents for their services. They may also compensate servicing agents in connection with the sale of Fund shares. These payments may create an incentive for the servicing agents to recommend that you purchase Fund shares.

PURCHASE BY WIRE

If you wish to wire money to invest in a Fund, please call the Funds at 1-800-295-4485 to notify the Funds that a wire transfer is coming. You may use the following instructions:

      The Arbitrage Funds
      United Missouri Bank
      ABA #: 101000695
      Account #: 9871417816
      For further credit to: Name/Fund #/Account #

AUTOMATIC INVESTMENT PLAN

You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-800-295-4485 for more information about the Automatic Investment Plan.

RETIREMENT PLANS

You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Funds do not accept cash, credit card checks, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

REDEMPTIONS
--------------------------------------------------------------------------------

WRITTEN REDEMPTION REQUESTS

You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

         REGULAR MAIL                            EXPRESS/OVERNIGHT MAIL
         The Arbitrage Funds                     The Arbitrage Funds
         c/o DST Systems, Inc.                   c/o DST Systems, Inc.
         P.O. Box 219842                         430 W. 7th St.
         Kansas City, MO 64121-9842              Kansas City, MO 64105

REDEEMING BY TELEPHONE

You may redeem shares having a value of $25,000 or less by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Funds to remove this privilege from your account.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS
If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

REDEMPTION FEE
A redemption fee of 2% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of shares within 30 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age
70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Funds may require documentation in connection with these waivers.

In addition to the circumstances noted in the preceding paragraph, each Fund has granted authority to the Adviser to waive the redemption fee at its sole discretion where the Adviser believes such waiver is in the best interests of the Fund. The Adviser, though granted sole discretion by the Funds, has committed to consult the Funds' Chief Compliance Officer prior to authorizing any such waivers.

SYSTEMATIC WITHDRAWAL PLAN
If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please contact the Funds at 1-800-295-4485.

WHEN REDEMPTIONS ARE SENT
Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the applicable Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

GOOD ORDER
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

o The request should indicate the name of the applicable Fund;
o The request should indicate the number of shares or dollar amount to be redeemed;
o The request must identify the name(s) on your account and your account number;
o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $25,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.

WHEN YOU NEED SIGNATURE GUARANTEES
If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with a medallion signature guarantee. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

In addition, a signature guarantee is required if:

o you request a redemption to be made payable to a person not on record with the Funds;
o you request that a redemption be mailed to an address other than that on record with the Funds;
o when establishing or modifying certain services on an account; or
o the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

RETIREMENT PLANS
If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.


REDEEMING THROUGH BROKERS

If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

LOW BALANCES AND REDEMPTION "IN KIND"

If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Funds may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. In addition, with respect to Class I shares, the Funds may convert your Class I shares into Class R shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

The Funds may pay redemption requests "in kind". This means that the Funds may pay redemption requests entirely or partially with securities rather then with cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

FREQUENT TRADING POLICIES
Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Funds' Board of Trustees discourages frequent purchases and redemptions of Fund shares by:

     1) Reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares; and

     2) Imposing a 2% redemption fee on redemptions or exchanges that occur within 30 days of the share purchase.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Funds rely on intermediaries to determine when a redemption occurs within 30 days of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

EXCHANGING SHARES
--------------------------------------------------------------------------------
Class R shares of either Fund may be exchanged for Class R shares of the other Fund at their relative net asset values. Class I shares of either Fund may be exchanged for Class R or Class I shares of the other Fund at their relative net asset values.

You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Funds impose a fee equal to 2% of the dollar value of the shares exchanged within 30 days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, or shares redeemed through designated systematic withdrawal plans. The exchange fee operates in the same manner as the redemption fee discussed under the caption "Frequent Trading Polices" on page 29.

To exchange shares:

     1.   Read this Prospectus carefully

     2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum

     3. Call DST Systems, Inc. at 1-800-295-4485. The Transfer Agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
The Funds intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that the Funds will not be subject to the excise tax.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains in December. Distributions will be reinvested in shares of the Funds unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 28% of any distribution and redemption proceeds. The Funds reserve the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand The Arbitrage Fund's financial performance for the past 5 years for Class R Shares and Class
I Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in The Arbitrage Fund (assuming reinvestment of all dividends and distributions). The information has been audited by ____________________________, whose report, along with The Arbitrage Fund's financial statements, are included in the annual report, which is available upon request.

The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this prospectus.

CLASS R SHARES

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
YEAR

-------------------------------------------------------------------------------------------------------------------------------
                                                   Year Ended     Year Ended       Year Ended       Year Ended     Year Ended
                                                  May 31, 2010   May 31, 2009     May 31, 2008     May 31, 2007   May 31, 2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               $  12.79         $  12.91         $ 12.73         $ 11.88
                                                     --------      --------         --------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss)                                        (0.16)(d)        (0.03)(d)        0.03(d)        (0.10)
  Net realized and unrealized gains
     on investments and foreign currencies                             0.30(d)          0.78(d)         0.67(d)         0.95
                                                     --------      --------         --------         -------         -------
Total from investment operations                                       0.14             0.75            0.70            0.85
                                                     --------      --------         --------         -------         -------
Less distributions:
  From net realized gains                                             (0.52)           (0.87)          (0.52)             --
                                                     --------      --------         --------         -------         -------
Proceeds from redemption fees collected                                0.02             0.00(a)         0.00(a)         0.00(a)
                                                     --------      --------         --------         -------         -------
Net asset value at end of year                                     $  12.43         $  12.79         $ 12.91         $ 12.73
                                                     ========      ========         ========         =======         =======
Total return(b)                                                       1.64%            5.97%           5.64%           7.15%
                                                     ========      ========         ========         =======         =======
Net assets at end of year (000's)                                  $219,338         $112,092         $75,207         $87,643
                                                     ========      ========         ========         =======         =======
Ratio of gross expenses to average net assets                         3.28%            2.44%           2.38%           2.41%
Ratio of gross expenses to average net assets
  excluding interest and dividend expense(c)(e)                       1.95%            1.96%           2.12%           2.12%
Ratio of net expenses to average net assets
  excluding interest and dividend expense(c)(e)                       1.95%            1.90%           1.95%           1.95%
Ratio of net expenses to average net assets
  excluding tax, interest and dividend expense                        1.88%            1.90%           1.95%           1.95%
Ratio of net investment income (loss) to
  average net assets:
     Before advisory fees waived and
       expenses reimbursed                                           (1.34%)          (0.31%)          0.06%          (0.44%)
     After advisory fees waived and
       expenses reimbursed                                           (1.34%)          (0.25%)          0.23%          (0.28%)
Portfolio turnover rate                                                709%             712%            383%            394%

(a)  Amount rounds to less than $0.01 per share.
(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distribution are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Dividend expense totaled 0.74%, 0.48%, 0.26%, 0.29% and 0.30% of average net assets for the years ended May 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(d)  Per share amounts were calculated using average shares for the year.
(e) Interest expense and interest rebate expense totaled 0.58% of average net assets for the year ended May 31, 2009.

Amounts designated as "--" are either $0 or have been rounded to $0.

CLASS I SHARES

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
YEAR

-------------------------------------------------------------------------------------------------------------------------------
                                                   Year Ended     Year Ended      Year Ended        Year Ended     Year Ended
                                                  May 31, 2010   May 31, 2009    May 31, 2008      May 31, 2007   May 31, 2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               $  12.95         $  13.03         $ 12.81         $ 11.93
                                                     --------      --------         --------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss)                                        (0.11)(d)         0.01(d)(e)      0.06(d)        (0.10)
  Net realized and unrealized gains on
     investments and foreign currencies                                0.28(d)          0.78(d)         0.68(d)         0.98
                                                     --------      --------         --------         -------         -------
Total from investment operations                                       0.17             0.79            0.74            0.88
                                                     --------      --------         --------         -------         -------
Less distributions:
  From net realized gains                                             (0.52)           (0.87)          (0.52)             --
                                                     --------      --------         --------         -------         -------
Proceeds from redemption fees collected                                0.00(a)          0.00(a)         0.00(a)         0.00(a)
                                                     --------      --------         --------         -------         -------
Net asset value at end of year                                     $  12.60         $  12.95         $ 13.03         $ 12.81
                                                     ========      ========         ========         =======         =======
Total return(b)                                                       1.69%            6.23%           5.92%           7.38%
                                                     ========      ========         ========         =======         =======
Net assets at end of year (000's)                                  $108,780         $ 81,832         $91,935         $88,011
                                                     ========      ========         ========         =======         =======
Ratio of gross expenses to average net assets                         3.03%            2.20%           2.13%           2.16%
Ratio of gross expenses to average net assets
  excluding interest and dividend expense(c)(f)                       1.70%            1.72%           1.87%           1.87%
Ratio of net expenses to average net assets
  excluding interest and dividend expense(c)(f)                       1.70%            1.65%           1.70%           1.70%
Ratio of net expenses to average net assets
  excluding tax, interest and dividend expense                        1.63%            1.65%           1.70%           1.70%
Ratio of net investment income (loss) to
  average net assets:
  Before advisory fees waived and
     expenses reimbursed                                             (0.87%)          0.04%            0.28%          (0.29%)
  After advisory fees waived and
     expenses reimbursed                                             (0.87%)          0.11%            0.46%          (0.12%)
Portfolio turnover rate                                                709%            712%             383%            394%

(a)  Amount rounds to less than $0.01 per share.
(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Dividend expense totaled 0.74%, 0.48%, 0.26%, 0.29% and 0.30% of average net assets for the periods ended May 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(d)  Per share amounts were calculated using average shares for the year.
(e) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(f) Interest expense and interest rebate expense totaled 0.58% of average net assets for the year ended May 31, 2009.

Amounts designated as "--" are either $0 or have been rounded to $0.

PRIVACY POLICY


COMMITMENT TO CONSUMER PRIVACY
------------------------------
The Arbitrage Funds are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION
----------------------------------------------------

Consumer information collected by, or on behalf of the Arbitrage Funds generally comes from the following sources:

o Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Arbitrage Funds;

o    Transaction history of a shareholder's account; or

o    Third parties.

We may disclose consumer information to third parties who are not affiliated with the Arbitrage Funds:

o as permitted by law, for example with service providers who maintain or service customer accounts for the Arbitrage Funds or to a shareholder's broker/dealer, or

o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION
--------------------------------

We require service providers to the Arbitrage Funds:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Arbitrage Funds; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Arbitrage Funds.




                          NOT PART OF THE PROSPECTUS.

                                 [LOGO OMITTED]
                              THE ARBITRAGE FUNDS

                               THE ARBITRAGE FUND
                        THE ARBITRAGE EVENT DRIVEN FUND

                   ADVISER    WATER ISLAND CAPITAL, LLC
                              41 Madison Avenue, 28th Floor
                              New York, NY 10010

               DISTRIBUTOR    SEI INVESTMENTS DISTRIBUTION CO.
                              1 Freedom Valley Drive
                              Oaks, PA 19456

            TRANSFER AGENT    DST SYSTEMS, INC.
                              P.O. Box 219842
                              Kansas City, MO 64121-9842

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make shareholder inquires about the Funds, please call 1-800-295-4485. You may also write to:

                              THE ARBITRAGE FUNDS
                             c/o DST Systems, Inc.
                                P.O. Box 219842
                           Kansas City, MO 64121-9842


As indicated above, the SAI and the annual and semiannual reports are available upon telephonic or written request. They are also available on the Funds' website, at http://www.thearbfund.com, and on the SEC's Internet site, as discussed below.

You may review and obtain copies of Fund information, including the SAI, at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

                    Investment Company Act File # 811-09815

                                                                     ARB (06/10)

                        -------------------------------

                               THE ARBITRAGE FUNDS

                               The Arbitrage Fund:

                      Class R Shares (NASDAQ SYMBOL: ARBFX)
                      Class I Shares (NASDAQ SYMBOL: ARBNX)

                        The Arbitrage Event Driven Fund:

                     Class R Shares (NASDAQ SYMBOL: _______)
                     Class I Shares (NASDAQ SYMBOL: _______)

                        -------------------------------



--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2010

--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Arbitrage Fund and The Arbitrage Event Driven Fund dated October 1, 2010, a copy of which may be obtained without charge by writing to the Funds' transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling 1-800-295-4488.

     The financial statements of The Arbitrage Fund are incorporated into this Statement of Additional Information by reference to the annual report of the Fund dated May 31, 2010. The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

THE TRUST......................................................................3

STRATEGIES, SECURITIES AND RELATED RISKS.......................................3

FUNDAMENTAL INVESTMENT POLICIES...............................................15

NON-FUNDAMENTAL INVESTMENT POLICIES...........................................16

MANAGEMENT....................................................................17

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................21

INVESTMENT ADVISER............................................................22

PORTFOLIO MANAGER.............................................................24

THE DISTRIBUTOR...............................................................25

DISTRIBUTION PLAN.............................................................26

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION.................................27

PORTFOLIO HOLDINGS DISCLOSURE POLICY..........................................28

PORTFOLIO TURNOVER............................................................29

FUND ADMINISTRATION...........................................................30

FUND ACCOUNTING AND TRANSFER AGENT............................................30

CUSTODIAN.....................................................................31

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................31

TAX STATUS....................................................................33

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................35

COUNSEL.......................................................................35

FINANCIAL STATEMENTS..........................................................35

APPENDIX A....................................................................36

THE TRUST
--------------------------------------------------------------------------------

         The Arbitrage Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on December 22, 1999. The Trust currently offers two series of shares to investors, The Arbitrage Fund and The Arbitrage Event Driven Fund (each a "Fund" and, collectively, the "Funds"). Each Fund is a diversified series. The Trust may create other series and offer shares of such new series under the Trust at any time.

         Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Each Class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that
(1) Class R shares bear 12b-1 distribution fees (see "Distribution Plan") and Class I shares are not subject to such fees; (2) Class I shares are available for purchase only by shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Fund's investment adviser; (3) certain Class specific expenses may be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class, litigation or other legal expenses relating to a Class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific Class of shares and accounting fees and expenses relating to a specific Class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional Classes of shares at a future date.

STRATEGIES, SECURITIES AND RELATED RISKS
--------------------------------------------------------------------------------

         Subject to the investment policies and restrictions described in the prospectus and this SAI, each Fund may invest in the following securities or pursue any of the strategies unless otherwise noted.

         MERGER ARBITRAGE. Each Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

         CONVERTIBLE ARBITRAGE. The Arbitrage Event Driven Fund may utilize convertible arbitrage as an investment strategy. Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

         CAPITAL STRUCTURE ARBITRAGE. The Arbitrage Event Driven Fund may utilize Capital Structure Arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

         BORROWING. Each Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce such Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

         The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund's agreement with their lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

         COMMERCIAL PAPER. As part of temporary defensive positions, each Fund may hold Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1.

         Issuers of commercial paper rated A-1 (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer's capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

         CREDIT DEFAULT INDEX SWAPS. The Arbitrage Event Driven Fund may enter into credit default index swaps ("CDX"). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.

         CREDIT DEFAULT SWAPS. The Arbitrage Event Driven Fund may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk and credit risk. The credit default swap market is relatively new and largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund's ability to effectively utilize credit default swaps.

         FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, the Funds may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchanges or traded in the United States on over-the-counter markets.

         Because each Fund may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which a Fund invests.

         DEBT SECURITIES. The Arbitrage Event Driven Fund may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor's or Moody's. Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.

         The Fund may also invest in securities that are rated below investment grade which are commonly referred to as "junk bonds" or "high yield" securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

         The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

         The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

         Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's (or the underlying registered investment company's) net assets.

         The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

         Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

         Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Each Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

         INITIAL PUBLIC OFFERINGS. Each Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to such Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio.

         LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

         OPTIONS TRANSACTIONS GENERALLY. Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

         o the writer of an option may be assigned an exercise at any time during the option period;

         o disruptions in the markets for underlying instruments could result in losses for options investors;

         o imperfect or no correlation between the option and the securities being hedged;

         o the insolvency of a broker could present risks for the broker's customers; and

         o market imposed restrictions may prohibit the exercise of certain options.

         In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

         By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

         Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

         The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

         It is the present intention of the Adviser not to commit greater than 25% of a Fund's net assets to option strategies.

         WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period.

         When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by such Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by such Fund. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

         There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

         When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by such Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by such Fund.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

         OVER-THE-COUNTER OPTIONS. A Fund may engage in transactions in options that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

         As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

         It is each Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

         PREFERRED STOCKS. Each Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         REPURCHASE AGREEMENTS. As part of temporary defensive positions, each Fund may invest in Repurchase Agreements. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a set number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the security at the agreed upon price, which obligation is in effect secured by the value of the underlying security. Each Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

         SHORT SALES. Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company's common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities. At all times when a Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

         SWAP AGREEMENTS. Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

         Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

         GENERAL CHARACTERISTICS OF SWAP AGREEMENTS. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," NAMELY, the return on, or increase in value of a particular dollar amount invested in a "basket" of particular securities or securities representing a particular index.

         Forms of swap agreements include:

         (1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or "cap";

         (2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or "floor"; and

         (3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

         Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund's current obligations.

         RISKS ASSOCIATED WITH SWAP AGREEMENTS. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract's terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         REGISTERED INVESTMENT COMPANIES. [OBJECT OMITTED]Each Fund may invest in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company (except for purchases of money market funds or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.

         Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company's shares.

         Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

         Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

         Although the Funds will not concentrate their investments, registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

         TEMPORARY INVESTMENTS. Each Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest temporarily a substantial portion of its assets in:

         o cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities;

         o commercial paper rated A-1 by S&P or Prime-1 by Moody's. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

         o obligations of the U.S. government or its agencies or instrumentalities; and

         o repurchase agreements.

         To the extent a Fund invests in these temporary investments, the Fund may not realize its investment objective.

         WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

         The policies set forth below are fundamental policies of each Fund. These policies have been adopted by the Funds and may be changed only by the affirmative vote of a majority of the outstanding shares of a Fund. As used in this Statement of Additional Information and in the Funds' prospectus, the term "majority of the outstanding shares of the Fund" means the vote of whichever is less:

         (1) 67% or more of the applicable Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

         (2)  more than 50% of the applicable Fund's outstanding shares.

         Unless otherwise indicated, these investment policies provide that:

         (3) No Fund may issue senior securities other than to evidence borrowings or short sales as permitted.

         (4)  No Fund may borrow money except that a Fund may borrow:

              (a) from banks to purchase or carry securities or other
                  investments,
              (b) from banks for temporary or emergency purposes, or
              (c) by entering into reverse repurchase agreements,

              if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

         (5) No Fund may underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

         (6) No Fund may concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Not withstanding the foregoing, if a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of a Fund's assets could be concentrated in that industry for that period of time.

         (7) No Fund may purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

         (8) No Fund may purchase or sell commodities or commodity contracts.

         (9) No Fund may lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

         (10) No Fund may purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (11) No Fund may pledge, mortgage or hypothecate its assets, except to secure borrowings.

         (12) No Fund may invest in companies for the purpose of exercising control or management.

NON-FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

         Non-fundamental policies may be amended by a majority vote of the Trustees of a Fund. The non-fundamental investment policies provide that:

         (1) No Fund will invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

         (2) No Fund may purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of such Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, now known as NYSE Amex Equities ("AMEX"). Warrants acquired by a Fund at any time in units or attached to securities are not subject to this restriction.

         (3) Each Fund may sell securities short to the extent permitted by the 1940 Act.

         (4) No Fund may (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of such Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of such Fund's net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

         (5) No Fund may purchase securities of other investment companies, except in accordance with the 1940 Act.

         Except with respect to the limitations on borrowing (limitation (2) of the fundamental investment restrictions above) and the limitations on purchasing illiquid securities (limitation (1) of the non-fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT
--------------------------------------------------------------------------------

         The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees serve for an indefinite term and the officers are elected annually. The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

--------------------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL OCCUPATION DURING
                                                                  THE PAST FIVE YEARS AND       NUMBER OF PORTFOLIOS
                                                POSITION            DIRECTORSHIPS OF            IN THE FUND COMPLEX
NAME, ADDRESS AND AGE    LENGTH OF TIME SERVED  WITH TRUST          PUBLIC COMPANIES            OVERSEEN BY TRUSTEE

INTERESTED TRUSTEES:
--------------------
John S. Orrico, CFA*     Since May 2000         President,     General Partner, Water Island             2
41 Madison Avenue,                              Secretary,     Capital, LLC, the Investment
28th Floor, New York,                           Treasurer      Adviser, since January 2000.
NY  10010                                       and Trustee
(Age 50)

Joel C. Ackerman*        Since May 2000         Trustee        Private investor and                      2
295 Central Park West                                          consultant. During 2003,
New York, NY 10024                                             Partner with Crossroads
(Age 65)                                                       Investments LP. Prior to
                                                               September 2003,
                                                               Partner of LRL
                                                               Capital (hedge
                                                               fund).


* John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an "interested person" of the Trust within the meaning of
  Section 2(a)(19) of the 1940 Act. Joel C. Ackerman is an "interested person" because he performs consulting services for the Adviser.

--------------------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL OCCUPATION DURING
                                                                  THE PAST FIVE YEARS AND       NUMBER OF PORTFOLIOS
                                                POSITION            DIRECTORSHIPS OF            IN THE FUND COMPLEX
NAME, ADDRESS AND AGE    LENGTH OF TIME SERVED  WITH TRUST         PUBLIC COMPANIES**           OVERSEEN BY TRUSTE

INDEPENDENT TRUSTEES:
---------------------

Burtt R. Ehrlich         Since March 2005       Trustee       Retired. Member of the Board              2
One Landmark Square,                                          of Directors of Clarus
22nd Floor 66                                                 Corporation and P.C. Group FWC.
Stanford, CT 06901
(Age 71)

Jay N. Goldberg          Since May 2000         Trustee       General Partner of Hudson                2
Hudson Venture Partners                                       Ventures (venture capital firm).
535 Fifth Avenue
14th Floor
New York, NY 10017
(Age 67)

John C. Alvarado         Since December 2003    Trustee       Managing Member of Power                2
1401B Maryland Street                                         Capital Partners, LLC which is
Houston, TX 77006                                             a financial advisory and
(Age 51)                                                      consulting firm.

EXECUTIVE OFFICERS:
-------------------

Matthew Hemberger        Since March 2004       Vice          Chief Compliance Officer of           N.A.
41 Madison Avenue,                              President,    Water Island Capital, LLC.
28th Floor, New York,                           Anti-Money
NY 10010                                        Laundering
(Age 51)                                        Officer,
                                                Chief
                                                Compliance
                                                Officer

Eric Kleinschmidt        Since July 2005        Chief         Employed by SEI Investments           N.A.
One Freedom Valley                              Financial     since 1995. Director of SEI
Dr., Oaks,                                      Officer       Investments Fund Accounting
Pennsylvania 19456                                            since 2004, after serving as a
(Age 42)                                                      Manager from 1999 to 2004.

** Mr. Ehrlich is the only Trustee that is a director of a public company.


QUALIFICATION OF TRUSTEES

         John S. Orrico has been a Trustee and portfolio manager of the Funds since their inception. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Funds' portfolios, led to the conclusion that he should serve as a Trustee. Each of Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado is an experienced businessman and is familiar with financial statements. Each takes a conservative and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each of Messrs. Goldberg, Ehrlich and Alvarado should serve as a Trustee.

BOARD LEADERSHIP STRUCTURE

         The Board of Trustees has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

         The Trust does not have a Chairman of the Board. As President of the Trust, Mr. Orrico is the presiding officer at all meetings of the Board of Trustees. The Trust does not have a lead independent Trustee. The Trust has determined that its leadership structure is appropriate because it has been in place for over ten years and during that time the Trust has delivered positive returns for its investors.

BOARD OVERSIGHT OF RISK

         Through its direct oversight role, and indirectly through the Audit Committee, and Fund officers and service providers, the Board of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds' principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

         The Trust has an Audit Committee consisting solely of the three independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds' chief compliance officer.

BOARD COMMITTEES

         The Board of Trustees has an Audit Committee, which oversees the Funds' accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Audit Committee held two meetings during the fiscal year ended May 31, 2010.

         The Board of Trustees has a Pricing Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Pricing Committee reports its determinations to the full Board. The members of the Pricing Committee are John Orrico, Todd Munn, Roger Foltynowicz, Matthew Hemberger and Eric Kleinschmidt. The Pricing Committee met [twice] during the fiscal year ended May 31, 2010.

         The Board of Trustees has a Nominating Committee, which is generally responsible for recommending to the Board of Trustees a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board of Trustees. However, while the plan of distribution pursuant to Rule 12b-1 under the 1940 Act is in effect, those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the "Rule 12b-1 Trustees") are responsible for the selection and nomination of those Trustees who are not `interested persons." The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Nominating Committee did not meet during the fiscal year ended May 31, 2010.

         The Board has not established a compensation committee or any committee performing similar functions.

COMPENSATION

         The Trustees of the Trust received the following compensation for their service as Trustees during the fiscal year ended May 31, 2010. None of the executive officers receive compensation from the Trust. For the fiscal year ending May 31, 2011, the Trustees who are not interested persons of the Fund will receive $30,000 per year for serving as Trustees, with the chairperson of the Audit Committee receiving an additional $2,000 per year for serving as chair of the Audit Committee.

----------------------------------------------------------------------------------------------------------------------
                                                     PENSION OR                                 TOTAL COMPENSATION
                                AGGREGATE       RETIREMENT BENEFITS                             FROM TRUST AND FUND
                               COMPENSATION      ACCRUED AS PART OF       ANNUAL BENEFITS          COMPLEX PAID
NAME AND POSITION               FROM TRUST         TRUST EXPENSES         UPON RETIREMENT           TO TRUSTEES
----------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

John S. Orrico                      None                None                   None                     None
Joel C. Ackerman                    None                None                   None                     None

INDEPENDENT TRUSTEES:

Burtt R. Ehrlich                 $______                None                   None                   $______
Jay N. Goldberg                  $______                None                   None                   $______
John C. Alvarado                 $______                None                   None                   $______
----------------------------------------------------------------------------------------------------------------------

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows each Trustee's beneficial ownership of shares of The Arbitrage Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2009. The Arbitrage Event Driven Fund is newly organized and therefore has no shares outstanding as of the date of this Statement of Additional Information.


                                             DOLLAR RANGE OF                    AGGREGATE DOLLAR
                                            FUND SHARES OWNED             RANGE OF SHARES OF ALL FUNDS
       NAME OF TRUSTEE                         BY TRUSTEE                    OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

John S. Orrico                                ____________                         ___________
Joel C. Ackerman                              ____________                         ___________

INDEPENDENT TRUSTEES:

Burtt R. Ehrlich                              ____________                         ___________
Jay N. Goldberg                               ____________                         ___________
John C. Alvarado                              ____________                         ___________

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

         The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of The Arbitrage Fund as of September 1, 2010. The Arbitrage Event Driven Fund is newly organized and therefore has no shares outstanding as of the date of this Statement of Additional Information.

-------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                               CLASS I SHARES        % OWNERSHIP            TYPE OF OWNERSHIP
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                              ________               ____%                   Record
Special Custody Acct FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4151

-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                   ________               ____%                   Record
For Exclusive Benefit of Customers
1 World Financial Ctr
New York, NY 10281-1003

-------------------------------------------------------------------------------------------------------------
PNC Inc.                                          ________               ____%                   Record
As Agent for PFPC Trust
FBO Morningstar Wrap
Program Customers
760 Moore Rd
King of Prussia, PA 19406-1212

-------------------------------------------------------------------------------------------------------------
Ameritrade Inc.                                   ________               ____%                   Record
For the Exclusive Benefit of our Customers
P.O. Box 2226 Omaha, NE 68103-2226
-------------------------------------------------------------------------------------------------------------
Patterson & Co                                    ________               ____%                   Record
FBO Cash/Cash Omnibus
1525 West Wt Harris Blvd
Charlotte, NC 28288

-------------------------------------------------------------------------------------------------------------
Pershing LLC                                      ________               ____%                   Record
Mutual Funds
1 Pershing Plz Fl 11
Jersey City, NJ 07399-001

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                               CLASS R SHARES        % OWNERSHIP            TYPE OF OWNERSHIP
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                   ________               ____%                   Record
For Exclusive Benefit of Customers
1 World Financial Ctr
New York, NY 10281-1003

-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                              ________               ____%                   Record
Special Custody Acct FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4151

-------------------------------------------------------------------------------------------------------------
Pershing LLC                                      ________               ____%                   Record
Mutual Funds
1 Pershing Plz Fl 11
Jersey City, NJ 07399-001

-------------------------------------------------------------------------------------------------------------
Ameritrade Inc.                                   ________               ____%                   Record
For the Exclusive Benefit of our Customers
P.O. Box 2226 Omaha, NE 68103-2226
-------------------------------------------------------------------------------------------------------------

         As of September 1, 2010, the Trustees and officers of the Trust as a group owned of record and beneficially [less than 1%] of the outstanding shares of the Fund. The Arbitrage Event Driven Fund is newly organized and therefore has no shares outstanding as of the date of this Statement of Additional Information.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Water Island Capital, LLC is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. John S. Orrico is the President of the Adviser and a portfolio manager of the Fund. Mr. Orrico is the sole shareholder of the Adviser and controls the Adviser.

         Under the terms of the Investment Advisory Agreements (collectively, the "Advisory Contract") between the Trust and the Adviser, the Adviser:

         (1) manages the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention and disposition of securities in accordance with the Funds' investment objectives;

         (2) provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Adviser; and

         (3) provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust.

         The Advisory Contract provides that the Funds pay all of the Funds' expenses, including, without limitation:

         (1) the costs incurred in connection with registration and maintenance of their registration under the Securities Act, the 1940 Act and state securities laws and regulations,

         (2) preparation of and printing and mailing reports, notices and prospectuses to current shareholders,

         (3) transfer taxes on the sales of the Funds' shares and on the sales of portfolio securities,

         (4)  brokerage commissions,

         (5)  custodial and shareholder transfer charges,

         (6)  legal, auditing and accounting expenses,

         (7)  expenses of servicing shareholder accounts,

         (8)  insurance expenses for fidelity and other coverage,

         (9) fees and expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act,

         (10) expenses of Trustee and shareholder meetings, and

         (11) any expenses of distributing the Funds' shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

         The Funds are also liable for such nonrecurring expenses as may arise from time to time, including litigation to which a Fund may be a party. The Funds have an obligation to indemnify each of their officers and Trustees with respect to such litigation but not against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

         The Adviser receives an advisory fee, payable monthly, for the performance of its services. Each Fund pays an annual fee that varies based on the amount of the Fund's net assets. Specifically, each Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the fiscal year ended May 31, 2010, the management fee was 1.25%. For the fiscal year ended May 31, 2009, the management fee was 1.25%. For the first four months of the fiscal year ended May 31, 2008, the management fee was 1.50%, and for the remaining months the management fee was 1.25%. The fee is accrued daily for the purpose of determining the offering and redemption price of a Fund's shares.

         During the fiscal year ended May 31, 2010, The Arbitrage Fund accrued advisory fees of $________, and, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser recaptured $____ in prior period fee waivers. During the fiscal year ended May 31, 2009, the Fund accrued advisory fees of $2,802,056, and, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser recaptured $8,157 in prior period fee waivers. During the fiscal year ended May 31, 2008, the Fund accrued advisory fees of $2,351,066; however, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $113,929 of such fees.

         The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

         The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement with each of the Funds, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Funds so that total annual Fund operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of The Arbitrage Fund and 1.44% of the average daily net assets allocable to Class I shares of The Arbitrage Fund, and do not exceed the annual rate of ____% of average daily net assets allocable to Class R shares of The Arbitrage Event Driven Fund and ____% of the average daily net assets allocable to Class I shares of The Arbitrage Event Driven Fund. Each of the Agreements expires on August 31, 2015, and continues thereafter until one of the parties terminates it upon at least five days' written notice. The Agreements permit the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund's total annual operating expenses to exceed the expense limitation applicable for the Fund in question.

         Previously, the Adviser had agreed, until at least August 31, 2012, to waive its fees and absorb expenses, excluding taxes, interest and dividends on short positions, to the extent that Annual Fund Operating Expenses exceeded 1.95% of average daily net assets for Class R shares of The Arbitrage Fund and 1.70% of average daily net assets for Class I shares of The Arbitrage Fund. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to October 1, 2007 under this prior agreement.

         The Advisory Contract for The Arbitrage Fund will continue in effect from year to year, and the Advisory Contract for The Arbitrage Event Driven Fund remains in effect for two years from its effective date and thereafter will continue in effect from year to year, provided such continuance is approved at least annually by (a) a vote of the majority of the applicable Fund's Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the applicable Fund's Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days' written notice by a vote of a majority of a Fund's Trustees or by the Adviser, or by holders of a majority of a Fund's outstanding shares. The Advisory Contract terminates automatically in the event of its assignment.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------

         Water Island Capital, LLC is the investment adviser to the Funds. John Orrico, Todd Munn and Roger Foltynowicz are the portfolio managers of The Arbitrage Fund. John Orrico, Gregory Loprete, Todd Munn and Roger Foltynowicz are the portfolio managers of The Arbitrage Event Driven Fund. Messrs. Orrico, Munn, Foltynowicz and Loprete also have responsibility for the day-to-day management of a separately managed account. As of May 31, 2010, the assets in the other account were $_________.

         The fact that Messrs. Orrico, Munn, Foltynowicz and Loprete serve as both portfolio managers of the Fund and the other account creates the potential for conflicts of interest. However, the Adviser does not believe that the overlapping responsibilities of Messrs. Orrico, Munn, Foltynowicz and Loprete or the various elements of their compensation present any material conflict of interest for the following reasons:

         o  the Funds and the other account are similarly managed;

         o the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the Funds and the other account in a fair and equitable manner;

         o the Adviser has adopted policies limiting the ability of Messrs. Orrico, Munn, Foltynowicz and Loprete to cross trade securities between the Funds and the other account; and

         o all allocations are subject to review by the Adviser's Chief Compliance Officer.

         The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to the portfolio managers as of May 31, 2010.

                                                                                      METHOD USED TO DETERMINE COMPENSATION
                                                                                       (INCLUDING ANY DIFFERENCES IN METHOD
NAME OF PORTFOLIO MANAGER       FORM OF COMPENSATION     SOURCE OF COMPENSATION               BETWEEN ACCOUNT TYPES)
-------------------------       --------------------     ----------------------               ----------------------
John S. Orrico                      Salary/Bonus        Water Island Capital, LLC    Mr. Orrico receives compensation that is a
                                                                                     combination of salary and a bonus based on
                                   (paid in cash)                                    the profitability of the Adviser.

Todd Munn                           Salary/Bonus        Water Island Capital, LLC    Mr. Munn receives compensation that is a
                                                                                     combination of salary and a bonus based on
                                   (paid in cash)                                    the profitability of the Adviser.

Roger Foltynowicz                   Salary/Bonus        Water Island Capital, LLC    Mr. Foltynowicz receives compensation that is
                                                                                     a combination of salary and a bonus based on
                                   (paid in cash)                                    the profitability of the Adviser.

Gregory Loprete                     Salary/Bonus        Water Island Capital, LLC    Mr. Loprete receives compensation that is a
                                                                                     combination of salary and a bonus based on
                                   (paid in cash)                                    the profitability of the Adviser.

         The dollar range of shares of The Arbitrage Fund beneficially owned by Mr. Orrico as of May 31, 2010 is $________-$________. The dollar range of shares of The Arbitrage Fund beneficially owned by Mr. Munn as of May 31, 2010 is $________-$________. The dollar range of shares of The Arbitrage Fund beneficially owned by Mr. Foltynowicz as of May 31, 2010 is $________-$________. The dollar range of shares of The Arbitrage Fund beneficially owned by Mr. Loprete as of May 31, 2010 is $________-$________. The Arbitrage Event Driven Fund is newly organized and therefore does not have any shares outstanding as of the date of this Statement of Additional Information

THE DISTRIBUTOR
--------------------------------------------------------------------------------

         SEI Investments Distribution Co. (the "Distributor"), an affiliate of SEI Investments Global Funds Services, acts as principal underwriter of shares of the Funds, pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state's securities laws and is a member of FINRA. The offering of the Funds' shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.

         The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Rule 12b-1 Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Distribution Agreement may at any time be terminated without penalty by the Distributor, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

         Each of the Funds has adopted, with respect to its Class R shares, a plan of distribution (collectively, the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' Class R shares and for services provided to shareholders. The Plan is a "reimbursement" plan. This means that a Fund's Class R shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others.

         Under the Plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to a Fund's Class R shares.

         During the fiscal year ended May 31, 2010, The Arbitrage Fund's Class R shares incurred $______ in distribution expenses, $______ of which was used to compensate broker-dealers and $_______ of which was used for advertising expenses. The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

         The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the applicable Fund.

         The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the applicable Fund's outstanding Class R shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the applicable Fund's Class R shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

         In approving the Plan, the Rule 12b-1 Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund in question and its shareholders. The Board of Trustees believes that expenditure of a Fund's assets for distribution expenses under the Plan should assist in the growth of such

Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by a Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

         By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

         Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds' use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

         In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

         o   the best net price available;
         o the reliability, integrity and financial condition of the broker or dealer;
         o   the size of and difficulty in executing the order;
         o the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis; and
         o the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

         Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

         In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

         With respect to The Arbitrage Fund, during the fiscal year ended May 31, 2010, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $______ and $______, respectively. The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

         During the fiscal years ended May 31, 2010, 2009 and 2008, The Arbitrage Fund paid brokerage commissions of $_______, $2,790,897 and $1,881,363, respectively. The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

CODES OF ETHICS

         The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Funds to invest in securities, including, under some circumstances, securities that may be purchased or held by the Funds. The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES AND PROCEDURES

         The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.

         Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy as well.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
--------------------------------------------------------------------------------

FUND SERVICE PROVIDERS - FUND ACCOUNTING AGENT, INDEPENDENT AUDITOR
AND CUSTODIAN

         The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio on a daily basis. For example, the Funds' fund accounting agent is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio on behalf of the Funds. The Funds also undergo an annual audit which requires the Funds' independent registered public accounting firm to review the Funds' portfolio. In addition to the fund accounting agent, the Funds' custodian also maintains an up-to-date list of the Funds' holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Funds' portfolio unless specifically authorized by the Trust.

         The Board of Trustees conducts an annual review of the services of the fund accounting agent to ensure the Funds are receiving adequate services. The Board of Trustees is required annually to review and approve the Funds' hiring of an independent registered public accounting firm. The Board of Trustees does not review the custody arrangement on an annual basis.

RATING AND RANKING ORGANIZATIONS

         The Funds provides their entire portfolio to the following rating and ranking organizations:

         o  Morningstar, Inc.
         o  Lipper, Inc.

         o  Standard & Poor's Ratings Group
         o  Bloomberg  L.P.
         o  Thomson Financial Research.

         The Funds' management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Funds do not pay these organizations or receive any compensation from them for providing this information.

         The Funds do not typically provide these organizations with portfolio information until such information is at least 30 days old. Morningstar is currently provided information on a quarterly basis, while the other organizations receive the information semi-annually.

WEBSITE DISCLOSURE

         The Funds publish their top ten positions at the end of each calendar quarter on their website (www.thearbfund.com). This information is updated approximately 15 business days following the end of each quarter. It is available to anyone that visits the website.

QUARTERLY UPDATE

         The Funds include their top ten positions in their Quarterly Update. The Quarterly Update is posted on the Fund's website and is generally mailed to existing shareholders. The Quarterly Update is usually completed within the first thirty days following quarter end.

QUARTERLY EXPOSURE REPORT

         The Adviser prepares an Exposure Report at the end of each quarter that provides an investor with the Funds' total assets, gross long positions, gross short positions and cash. This Report is posted to the Funds' website, usually within 30 days of the quarter end.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that such Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

         Each Fund will invest portions of its assets to seek short-term capital appreciation, each Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

         Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. A Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

         The portfolio turnover rates of The Arbitrage Fund for the fiscal years ended May 31, 2010, 2009 and 2008 were ____%, 709% and 712%, respectively.
During the past two years, the equity markets have experienced significant and unprecedented levels of volatility. The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

         The administrator to the Fund is SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456 ("SEIGFS"). SEIGFS provides various administrative and fund accounting services to the Funds, including calculating each Fund's net asset value, pursuant to an Administration Agreement (the "SEIGFS Administration Agreement") with the Trust on behalf of the Funds. For its services under the SEIGFS Administration Agreement, SEIGFS receives from each Fund a fee, computed daily and paid monthly, based on the Funds' aggregate net assets, according to the schedules set forth below, subject to minimum annual fees. For the period beginning on September 1, 2008 and ending on August 31, 2009, The Arbitrage Fund paid a minimum annual fee of $200,000. Also, the Adviser agreed to pay SEIGFS, from its own assets (not the assets of The Arbitrage Fund), the difference between the amount paid by the Fund to SEIGFS during this period and $220,000. The current minimum annual fee that The Arbitrage Fund pays is $225,000, subject to being increased if the Trust adds new portfolios or classes that are administered by The Arbitrage Fund SEIGFS. The Arbitrage Event Driven Fund is not subject to a minimum annual fee.

                               The Arbitrage Fund
                               ------------------

              ANNUAL RATE                      AGGREGATE NET ASSETS
              -----------                      --------------------
                 0.10%                          First $250,000,000
                 0.095%                          Next $250,000,000
                 0.08%                           Over $500,000,000

                         The Arbitrage Event Driven Fund
                         ------------------------------

              ANNUAL RATE                      AGGREGATE NET ASSETS
              -----------                      --------------------
                 0.08%                          First $300,000,000
                 0.075%                          Next $500,000,000
                 0.06%                           Over $800,000,000

         During the fiscal year ended May 31, 2010, The Arbitrage Fund paid administration fees of $______ to SEIGFS. During the fiscal year ended May 31, 2009, The Arbitrage Fund paid administration fees of $224,805 to SEIGFS. During the fiscal year ended May 31, 2008, The Arbitrage Fund paid administration fees of $176,569 to SEIGFS. The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

FUND ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------

         As the Funds' transfer agent, DST Systems, Inc. ("DST"), P.O. Box 219533, Kansas City, Missouri, 64121-9533, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. DST receives for its services as transfer agent a fee payable monthly at an annual rate of $50,000 per year for both classes; provided, however, that the minimum fee is $17,500 per year with respect to each Class of shares. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

CUSTODIAN
--------------------------------------------------------------------------------

         The Custodian of the Funds' assets is State Street Bank & Trust, 225 Liberty Street, New York, New York 10281. As custodian, State Street Bank & Trust acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

CALCULATION OF SHARE PRICE

         The net asset value per share of a Fund will be determined on each day when the New York Stock Exchange ("NYSE") is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

         (1) by valuing portfolio securities, including open short positions, which are traded on the NYSE and AMEX at the last reported sales price on that exchange;

         (2) by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price;

         (3) by valuing put and call options, listed securities for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices; and

         (4) by valuing any securities or other assets for which market quotations are not readily available at fair market value as determined in good faith by the Adviser under the supervision of the Trust's Board of Trustees.

         The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser under the supervision of the Trust's Board of Trustees.

         The share price (net asset value) of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

TRADING IN FOREIGN SECURITIES

         Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Trust's Board of Trustees.

PURCHASE OF SHARES

         Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES

         The Trust will redeem all or any portion of a shareholder's shares of a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment for such shares may be suspended at times:

         (a) when the NYSE is closed, other than customary weekend and holiday closings;

         (b)  when trading on that exchange is restricted for any reason;

         (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

         (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

         In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

         Supporting documents in addition to those listed under "Redemptions" in the Funds' prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

REDEMPTION IN KIND

         Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

EXCHANGE PRIVILEGE

         Investors may exchange shares of either Fund for shares of the other Fund at their net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

         The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

         For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.


TAX STATUS
--------------------------------------------------------------------------------

         The Arbitrage Fund has qualified, and The Arbitrage Event Driven Fund intends to qualify, and each Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, a Fund will not be subject to federal income tax on its net investment income or net capital gains which are distributed to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if such Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund's assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

         Each Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any material federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

         If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

         Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

         Net investment income is made up of dividends and interest income less expenses. Net capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of a Fund. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

         Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income.

         Distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders.

         A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of a Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

         A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         The Trust is organized as a Delaware business trust and generally will not be liable for any income or franchise tax in the State of Delaware. If a Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The Funds have selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as its independent registered public accounting firm for the fiscal year ending May 31, 2011. Tait, Weller & Baker LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

COUNSEL
--------------------------------------------------------------------------------

         Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The financial statements of The Arbitrage Fund, which have been audited by Tait, Weller & Baker LLP, are incorporated herein by reference to the annual report of the Fund dated May 31, 2010. The Arbitrage Event Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Statement of Additional Information.

APPENDIX A
--------------------------------------------------------------------------------

                THE ARBITRAGE FUNDS AND WATER ISLAND CAPITAL, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The Arbitrage Funds, which is comprised of The Arbitrage Fund and The Arbitrage Event Driven Fund (collectively, the "Fund"), and Water Island Capital, LLC (the "Adviser") intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

The Fund's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Fund are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Adviser. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Adviser determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Adviser shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

ELECTION OF THE BOARD OF DIRECTORS

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

         o Ability to re-price underwater options

         o Ability to issue options with an exercise price below the stock's current market price.

         o Ability to issue reload options.

         o Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

         o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

         o Requiring stock acquired through option exercise to be held for a certain period of time.

         o Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                                     PART C

                                OTHER INFORMATION

Item 28.       Exhibits.
               --------

               (a)       (i)    Certificate of Trust and Agreement and
                                Declaration of Trust -- Incorporated herein by reference to the Registrant's initial
                                Registration Statement on Form N-1A filed on
                                February 15, 2000.

                         (ii) Form of Written Instrument Designating and Establishing New Series -- Filed herewith.

               (b) Bylaws -- Incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A filed on February 15, 2000.

               (c) Instruments Defining Rights of Security Holders -- Incorporated by reference to Agreement and Declaration of Trust and Bylaws.

               (d)       (i)    Amended and Restated Investment Advisory
                                Agreement with Water Island Capital, LLC (for
                                The Arbitrage Fund) -- Incorporated herein by reference to the Registrant's Post-Effective
                                Amendment No. 8 to its Registration Statement on
                                Form N-1A filed on September 30, 2008.

                         (ii) Form of Investment Advisory Agreement with Water Island Capital, LLC (for the Arbitrage Event Driven Opportunities Fund) -- Filed herewith.

               (e) Distribution Agreement with SEI Investments Distribution Co. -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on September 30, 2005.

               (f)              Bonus or Profit Sharing Contracts --
                                Inapplicable.

               (g) Mutual Fund Custody and Service Agreement with Mellon Bank N.A. -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on July 30, 2004.

               (h)       (i)    Administration Agreement with SEI
                                Investments Global Funds Services --
                                Incorporated herein by reference to the
                                Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on September 30, 2005.

                         (ii) Amendment No. 1 to Administration Agreement with SEI Investments Global Funds Services -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A filed on September 29, 2009.

                         (iii) Amendment No. 2 to Administration Agreement with SEI Investments Global Funds Services -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A filed on September 29, 2009.

                         (iv) Form of Amendment No. 3 to Administration Agreement with SEI Investments Global Funds Services -- Filed herewith.

                         (v) Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc. -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on September 30, 2005.

                         (vi) Second Amended and Restated Expense Waiver & Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Fund) -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A filed on September 30, 2008.

                         (vii) Form of Expense Waiver & Reimbursement Agreement with Water Island Capital, LLC (for the Arbitrage Event Driven Opportunities Fund) -- Filed herewith.

                         (viii) Power of Attorney for Joel C. Ackerman and Jay
                                N. Goldberg -- Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on June 1, 2000.

                         (ix) Power of Attorney for Eric Kleinschmidt -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on September 30, 2005.

                         (x) Power of Attorney for John Alvarado and Burtt R. Ehrlich -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A filed on September 30, 2008.

               (i) Opinion and Consent of Counsel relating to Issuance of Shares -- [To be filed by amendment].

               (j) Consent of Independent Registered Public Accounting Firm -- [To be filed by amendment].

               (k)              Omitted Financial Statements -- Inapplicable.

               (l) Initial Capital Agreement -- Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on June 1, 2000.

               (m)       (i)    Revised Rule 12b-1 Plan for Class R Shares
                                (for The Arbitrage Fund) -- Incorporated herein by reference to the Registrant's Post-Effective
                                Amendment No. 5 to its Registration Statement on
                                Form N-1A filed on September 30, 2005.

                         (ii) Form of Rule 12b-1 Plan for Class R Shares (for the Arbitrage Event Driven Opportunities Fund) -- Filed herewith.

               (n) Revised Rule 18f-3 Plan -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed on August 1, 2003; and Form of Updated Appendix to Rule 18f-3 Plan -- Filed herewith.

               (p)       (i)    Code of Ethics of the Registrant and Water
                                Island Capital, LLC -- Incorporated herein by reference to Registrant's Post Effective
                                Amendment No. 3 filed on August 1, 2003

                         (ii) Code of Ethics of SEI Investments Distribution Co. -- Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on September 30, 2005.


Item 29.       Persons Controlled by or Under Common Control with Registrant.
               -------------------------------------------------------------

               No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.       Indemnification.

               Reference is made to Article V of the Registrant's Agreement and Declaration of Trust.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant's Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Water Island Capital, LLC (the "Adviser"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

               The Investment Advisory Agreement with the Adviser provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may, from time to time, be sustained in the purchase, holding or sale of any security.

               The Distribution Agreement with SEI Investments Distribution Co. (the "Underwriter") provides that the Registrant will indemnify and hold harmless the Underwriter and its directors, officers, employees, shareholders and control persons against any loss, damage or expense suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. The Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 31.       Business and Other Connections of the Investment Adviser.
               --------------------------------------------------------

               Inapplicable.

Item 32.       Principal Underwriters.

               (a) To the best of Registrant's knowledge, SEI Investments Distribution Co., the Registrant's principal underwriter, currently is principal underwriter of the shares of:

         SEI Daily Income Trust                                                 July 15, 1982
         SEI Liquid Asset Trust                                                 November 29, 1982
         SEI Tax Exempt Trust                                                   December 3, 1982
         SEI Institutional Managed Trust                                        January 22, 1987
         SEI Institutional International Trust                                  August 30, 1988
         The Advisors' Inner Circle Fund                                        November 14, 1991
         The Advisors' Inner Circle Fund II                                     January 28, 1993
         Bishop Street Funds                                                    January 27, 1995
         SEI Asset Allocation Trust                                             April 1, 1996
         SEI Institutional Investments Trust                                    June 14, 1996
         CNI Charter Funds                                                      April 1, 1999
         iShares Inc.                                                           January 28, 2000
         iShares Trust                                                          April 25, 2000
         Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)                  November 1, 2000
         Causeway Capital Management Trust                                      September 20, 2001
         BlackRock Funds III (f/k/a Barclays Global Investors Funds)            March 31, 2003
         SEI Opportunity Fund, LP                                               October 1, 2003
         The Arbitrage Funds                                                    May 17, 2005
         The Turner Funds                                                       January 1, 2006
         ProShares Trust                                                        November 14, 2005
         Community Reinvestment Act Qualified Investment Fund                   January 8, 2007
         SEI Alpha Strategy Portfolios, LP                                      June 29, 2007
         TD Asset Management USA Funds                                          July 25, 2007
         SEI Structured Credit Fund, LP                                         July 31, 2007
         Wilshire Mutual Funds, Inc.                                            July 12, 2008
         Wilshire Variable Insurance Trust                                      July 12, 2008
         Global X Funds                                                         October 24, 2008
         FaithShares Trust                                                      August 7, 2009
         Schwab Strategic Trust                                                 October 12, 2009

The Underwriter provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

               (b) To the best of Registrant's knowledge, the directors and officers of SEI Investments Distribution Co., none of whom are officers of Registrant and all of whom have a principal business address of One Freedom Valley Drive, Oaks, Pennsylvania 19456, are as follows:

           Name                                  Position and Office
           ----                                  With Underwriter
                                                 --------------------

           William M. Doran                      Director
           Edward D. Loughlin                    Director
           Wayne M. Withrow                      Director
           Kevin P. Barr                         President & Chief Executive
                                                 Officer
           Maxine J. Chou                        Chief Financial Officer,
                                                 Chief Operations Officer &
                                                 Treasurer
           Karen LaTourette                      Chief Compliance Officer,
                                                 Anti-Money Laundering Officer
                                                 & Assistant
                                                 Secretary
           John C. Munch                         General Counsel & Secretary
           Mark J. Held                          Senior Vice President
           Lori L. White                         Vice President & Assistant
                                                 Secretary
           John P. Coary                         Vice President & Assistant
                                                 Secretary
           John J. Cronin                        Vice President
           Robert M. Silvestri                   Vice President

               (c) During the Registrant's most recent fiscal year, SEI Investments Distribution Co. did not receive any net underwriting dicounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33.       Location of Accounts and Records.
               ---------------------------------

                Accounts, books and other documents required to be maintained by
                Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 41 Madison Avenue, 28th Floor, New York, New York 10010, or at the offices of the Registrant's transfer agent located at 1055 Broadway Kansas City, MO 64105, or at the offices of the Registrant's custodian located at One Mellon Bank Center, Pittsburgh, PA 15258.


Item 34.       Management Services Not Discussed in Parts A or B.
               -------------------------------------------------

               Inapplicable.

Item 35.       Undertakings.

               Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 16th day of July, 2010.

                                                          THE ARBITRAGE FUNDS


                                                          By: /s/ John S. Orrico
                                                             -------------------
                                                              John S. Orrico
                                                              President

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                     Title                     Date


/s/ John S. Orrico                              President, Treasurer and Trustee       July 16, 2010
--------------------
John S. Orrico


Eric Kleinschmidt*                                   Chief Financial Officer


Joel C. Ackerman*                                            Trustee


Jay N. Goldberg*                                             Trustee


John Alvarado*                                               Trustee


Burtt R. Ehrlich*                                            Trustee

*        /s/ John S. Orrico
         ----------------------
         John S. Orrico
         Attorney-in-fact
         July 16, 2010


                                  EXHIBIT INDEX

   Exhibit No.                              Description
   -----------                              -----------

       (a)         (i)  Certificate of Trust and Agreement and Declaration of
                   Trust*

                   (ii) Form of Written Instrument Designating and Establishing New Series -- Filed herewith

       (b)         Bylaws. *

       (c)         Instruments Defining Rights of Security Holders. *

       (d) (i) Amended and Restated Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Fund). *

                   (ii) Form of Investment Advisory Agreement with Water Island Capital, LLC (for the Arbitrage Event Driven Opportunities
                   Fund) -- Filed herewith.

       (e)         Distribution Agreement with SEI Investments Distribution
                   Co. *

       (f)         Bonus or Profit Sharing Contracts -- Inapplicable.

       (g)         Mutual Fund Custody and Service Agreement with Mellon Bank
                   N.A. *

       (h) (i) Administration Agreement with SEI Investments Global Funds Services. *

                   (ii) Amendment No. 1 to Administration Agreement with SEI Investments Global Funds Services. *

                   (iii) Amendment No. 2 to Administration Agreement with SEI Investments Global Funds Services. *

                   (iv) Form of Amendment No. 3 to Administration Agreement with SEI Investments Global Funds Services -- Filed herewith.

                   (v) Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc.*

                   (vi) Second Amended and Restated Expense Waiver & Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Fund). *

                   (vii) Form of Expense Waiver & Reimbursement Agreement with Water Island Capital, LLC (for the Arbitrage Event Driven Opportunities Fund) -- Filed herewith.

                   (viii) Power of Attorney for Joel C. Ackerman and Jay N. Goldberg. *

                   (ix) Power of Attorney for Eric Kleinschmidt. *

                   (x) Power of Attorney for John Alvarado and Burtt R. Ehrlich.
                   *

       (i) Opinion and Consent of Counsel relating to Issuance of Shares -- [To be filed by amendment].

       (j) Consent of Independent Registered Public Accounting Firm -- [To be filed by amendment].

       (k)         Omitted Financial Statements -- Inapplicable.

       (l)         Initial Capital Agreement. *

       (m) (i)     Revised Rule 12b-1 Plan for Class R Shares (for The Arbitrage
                   Fund). *

          (ii)     Form of Rule 12b-1 Plan for Class R Shares (for the
                   Arbitrage Event Driven Opportunities Fund) -- Filed herewith.

       (n) Revised Rule 18f-3 Plan*; and Form of Updated Appendix to Rule 18f-3 Plan -- Filed herewith.

       (p) (i) Code of Ethics of The Arbitrage Funds and Water Island Capital, LLC. *

                   (ii) Code of Ethics of SEI Investments Distribution Co. *

------------------
* Filed previously.